U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 11, 2006

CASCADE NATURAL GAS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109

(Address of principal executive offices)

(206) 624-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

Long-Term Incentive Award Agreement with CEO – David W. Stevens

On January 11, 2006, Cascade Natural Gas Corporation (the “Company”) entered into a Long Term Incentive Award Agreement with David W. Stevens, the Company’s CEO, pursuant to which Mr. Stevens may receive up to 9,100 shares of common stock of the Company after the three year period ending June 30, 2008, depending on the Company’s performance in terms of return on equity compared to a peer group during the period.  In the event of a change in control of the Company during this period, as defined in the agreement, Mr. Stevens will be entitled to receive the cash value of the total number of shares that may be awarded.  This agreement is contemplated by Mr. Stevens’ Employment Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 9, 2005.    The text of this Long Term Incentive Award Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.  This agreement was entered into pursuant to the Company’s Long Term Incentive Program, a description of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

 Long-Term Incentive Award Agreement with CFO – Rick Davis

On January 11, 2006, the Company entered into a Long Term Incentive Award agreement with Rick Davis, the Company’s CFO, pursuant to which Mr. Davis may receive up to 5,650 shares of common stock of the Company after the three year period ending June 30, 2008, depending on the Company’s performance in terms of return on equity compared to a peer group during the period.  In the event of a change in control of the Company during this period, as defined in the agreement, Mr. Davis will be entitled to receive the cash value of the total number of shares that may be awarded.  This agreement is contemplated by Mr. Davis’ Employment Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 20, 2005.  The text of this Long Term Incentive Award Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K.  This agreement was entered into pursuant to the Company’s Long Term Incentive Program, a description of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Executive Deferred Compensation Plan

On January 11, 2006, the final form of the Company’s Executive Deferred Compensation Plan was approved.  The plan is a non-qualified defined contribution retirement plan established to comply with requirements of Messrs. Stevens’ and Davis’ employment agreements.  Messrs. Stevens and Davis are the only participants in the Plan.  The Executive Deferred Compensation Plan is attached as Exhibit 10.4 to this Current Report on Form 8-K.  In addition, the Company entered into agreements with Messrs. Stevens and Davis confirming that the plan fulfills the related requirements of their employment agreements.  Mr. Stevens’ Agreement Regarding Supplemental Retirement Benefits is attached as Exhibit 10.5 to this Current Report on Form 8-K and Mr. Davis’ Agreement Regarding Supplemental Retirement Benefits is attached as Exhibit 10.6 to this Current Report on Form 8-K.

Employment Agreements with Julie A. Marshall and Michael J. Gardner

The Company previously disclosed in the Company’s Current Report on Form 8-K, filed on November 18, 2005, that it was in process of developing employment agreements for recently elected officers.  On January 11, 2006, the Company entered into employment agreements with executive officers Julie A. Marshall, Vice President Customer Service, and Michael J. Gardner, Vice President Operations.  These agreements set forth the severance compensation which the Company will pay to Ms. Marshall and Mr. Gardner in the event that the executive’s employment with the Company is terminated in connection with a change in control of the Company, as defined in the agreements.   A form of the agreement is attached as Exhibit 10.7 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit

10.1	Long-Term Incentive Award Agreement dated January 11, 2006, between the Company and David W. Stevens.

10.2	Long-Term Incentive Award Plan Description.

10.3	Long-Term Incentive Award Agreement dated January 11, 2006, between the Company and Rick Davis.

10.4	Executive Deferred Compensation Plan.

10.5	Agreement Regarding Supplemental Retirement Benefits dated January 11, 2006, between the Company and David W. Stevens.

10.6	Agreement Regarding Supplemental Retirement Benefits dated January 11, 2006, between the Company and Rick Davis.

10.7	Form of Employment Agreement with Executive Officers Julie A. Marshall and Michael J. Gardner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: January 18, 2006	By:	/s/ Rick Davis
Rick Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Long-Term Incentive Award Agreement dated January 11, 2006, between the Company and David W. Stevens.

10.2	Long-Term Incentive Award Plan Description.

10.3	Long-Term Incentive Award Agreement dated January 11, 2006, between the Company and Rick Davis.

10.4	Executive Deferred Compensation Plan.

10.5	Agreement Regarding Supplemental Retirement Benefits dated January 11, 2006, between the Company and David W. Stevens.

10.6	Agreement Regarding Supplemental Retirement Benefits dated January 11, 2006, between the Company and Rick Davis.

10.7	Form of Employment Agreement with Executive Officers Julie A. Marshall and Michael J. Gardner.